                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                January 12, 2010

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
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(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Director Ralph T. Simmons has announced that he is retiring from the Board of Directors of The First Bancshares, Inc. (the "Company"), effective January 1, 2010. First
Bancshares thanks Mr. Simmons for his service to the Company and wishes him well.
A copy of a letter from Mr. Simmons is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

                    99.1 Letter from Director Ralph T. Simmons announcing his retirement from the Board of Directors of The First Bancshares, Inc.

                                       Ralph T. Simmons
                                       1808 7th Ave.
                                       Laurel, MS 39440

                                       January 12, 2010

Board of Directors
The First, A National Banking Association
The First Bancshares, Inc.
P. O. Box 15549
Hattiesburg, MS 39404

Gentlemen:

Please accept this as request for Director Emeritus status and retirement from the
Board of Directors of The First, A National Banking Association and The First Bancshares,
Inc, which is effective January 1, 2010. After more than ten years of dedicated service to the bank, the company and its shareholders, I will be focusing on other commitments.
I have enjoyed my time on the boards and look forward to continued service as Director
Emeritus. Thank you.

                                                              Sincerely,

                                                              /s/ Ralph T. Simmons

                                                              Ralph T. Simmons

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 20, 2010
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                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ Donna T. Lowery
                                                           -------------------------------------------
                                                     Name:    Donna T. Lowery
                                                     Title:   Chief Financial Officer